FIRST INVESTORS SERIES FUND II, INC.
                          SUPPLEMENT DATED JULY 1, 1998
        TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 1997


1. The last three paragraphs under "Investment Restrictions-Growth & Income Fund" on page 20 are deleted.

2. The last three paragraphs under "Investment Restrictions-Mid-Cap Opportunity Fund" on page 21 are deleted.

3. The last six paragraphs under "Investment Restrictions-Utilities Income Fund" on page 23 are deleted.



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